Conformed Submission Type:  8K
Conformed Peroid of Report: 19991230
Item Information:           Acquisition or Disposition of Assets




                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K


                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): December 30, 1999


                       GLOBAL CASINOS, INC.
      (Exact name of registrant as specified in its charter)

                              0-15415
                       Commission File Number


Utah                                              87-0340206
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)


5373 Union Boulevard, Suite 100, Colorado Springs, Colorado          80918
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (719) 590-4900

(Former name or former address, if changed since last report)


Form 8K - Events to Be Reported

ITEM 2 - Acquisition or Disposition of Assets:

Disposition of Global Pelican N.V., a Wholly-Owned
Subsidiary of Global Casinos, Inc.:

     a. On December 30, 1999, Global Casinos, Inc (Global) sold all of the issued and outstanding shares of capital stock of its wholly-owned subsidiary, Global Pelican, N.V., a St. Maarten Limited Liability Company, to Arufinance, N.V., an Aruba Corporation, (Arufinance) pursuant to a Stock Purchase Agreement dated as of December 30, 1999 (the Agreement) among Global and Arufinance.

     b. Arufinance acquired all of the capital stock issued and outstanding of Global Pelican, N.V. from Global for a negotiated purchase price of $1,000. In addition to the stock sale, Global retained accounts receivables in the form of outstanding and uncollected markers totaling $69,200, transferred by Global Pelican to Global, and the related allowance for doubtful accounts of $69,200.

          Global also agreed to assume and pay an outstanding accounts payable account to vendor, Aristocrat, in the amount of $41,888 for certain gaming devices located in the Global Pellican casino. This account payable was to be paid by the 30th of January, 2000.

     c. Arufinance acquired all of the remaining assets and liabilities of Global Pelican, N.V. as part of the stock purchase, effective with the closing date of December 30,1999.

The accompanying consolidated financial statements illustrate the effect of the disposition of the subsidiary ("Pro Forma") on the Company's financial position and results of operations. The consolidated balance sheet as of September 30, 1999 is based upon the historical balance sheets of the Company and assumes that the disposition took place on that date. The consolidated statements of income for the year ended June 30, 1999 and the three months ended September 30, 1999 are based on the historical statements of income of the Company for those periods. The pro forma consolidated statements of income assume the disposition took place on July 1, 1998.

The pro forma consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma consolidated financial statements are based on management's current estimate of the transaction as of the September 30, 1999 interim date. The actual transaction, to be recorded as of December 30, 1999, will differ from the current estimates.

The accompanying consolidated pro forma financial statements should be read in connection with the historical financial statements of Global Casinos, Inc.

Item 7 - Financial Statements, Pro Forma Financial
Information, and Exhibits

     A.  Pro forma financial information

          1. Global Casinos, Inc Consolidated Balance Sheet as of September 30, 1999
          2. Global Casinos, Inc. Consolidated Statement of Income For the Year Ended June 30, 1999
          3. Global Casinos, Inc. Consolidated Statement of Income For the Three Months Ended September 30,1999
          4.   Notes to Pro Forma Consolidated Financial Statements

     B.   Exhibit: The following exhibit are filed with this 8-K

          Exhibit A-1.   Stock Purchase Agreement dated as of December
                         30th,1999 by and between ARUFINANCE, N.V., an Aruba Corporation, (Buyer), and GLOBAL CASINOS,
                         INC., a Utah Corporation, (Seller).



                               GLOBAL CASINOS, INC.
                         PROFORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                September 30, 1999


                                    Consolidated   Adjustments      ProForma
               ASSETS

Current assets:
    Cash                           $      459,632  $ (115,767) (1)   343,865
    Accounts receivable:
    Trade, net of allowance for
     doubtful accounts of $88,316
       at September 30, 1999.             407,666     (46,447) (1)   361,219
    Related parties                         2,758                      2,758
    Inventory                             225,396      (2,000) (1)   223,396
    Prepaid rent                           90,346     (77,800) (1)    12,546
    Current portion of notes
     receivable                            65,738                     65,738
    Marketable trading securities         754,505                    754,505
    Asset held for sale                   200,000                    200,000
    Other                                 126,527     (13,000) (1)   113,527

    Total current assets                2,332,568    (255,014)     2,077,554

Land, building and equipment:
    Land                                  517,950                    517,950
    Buildings                           4,081,022                  4,081,022
    Equipment                           2,533,364    (566,068) (1) 1,967,296
                                        7,132,336    (566,068)     6,566,268
    Accumulated depreciation           (2,013,824)    332,685  (1)(1,681,139)

                                        5,118,512    (233,383)     4,885,129

Other assets:
    Leasehold rights and interests
     and contract rights, net of
     amortization of $916,957 at
     September 30, 1999                 1,372,980                  1,372,980
    Goodwill, net of amortization
     of $312,651 at September 30,
     1999                               1,851,854                  1,851,854
    Hotel credits                         499,905                    499,905
    Notes receivable, net of
     current portion, including
     receivables in default               191,824                    191,824
    Other assets, net of
     amortization of $26,246 at
     September 30, 1999                    45,532                     45,532
    Restricted cash                       140,449    (140,449) (1)         0

                                        4,102,544    (140,449)     3,962,095

                                     $ 11,553,624  $ (628,846)    10,924,778


        See Notes to Pro Forma Consolidated Financial Statements (Unaudited)


                            GLOBAL CASINOS, INC.
                   PROFORMA CONSOLIDATED BALANCE SHEET
                               (Unaudited)

                           September 30, 1999


                                            Consolidated  Adjustments  ProForma
     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                             413,176   (20,712) (1)  392,464
    Accrued expenses:
       Wages and taxes                           463,448  (298,557) (1)  164,891
        Casino license fees                    1,278,081(1,278,081) (1)        0
        Interest, including $27,000 to
         related parties at
         September 30, 1999                      331,722    (1,829) (1)  329,893
        Other                                    497,546                 497,546
    Note payable                                 261,880                 261,880
    Current portion of long-term debt,
     including debt in default and
     $514,000 to related parties at
     September 30, 1999                        1,819,476               1,819,476
    Other                                         40,000                  40,000

         Total current liabilities             5,105,329 (1,599,179)   3,506,150

Long-term debt, less current portion           2,781,580               2,781,580

Commitments and contingencies

Stockholders' equity:
    Preferred stock - convertible:
     10,000,000 shares authorized
         Class A - $2 par value, nonvoting,
          96,500 shares issued and
          outstanding                            193,000                 193,000
         Class B - $.01 par value, nonvoting,
          283,801 shares issued and outstanding
          at September 30, 1999                    2,837                   2,837
         Class C - $.01 par value, voting;
          487,172 shares issued and outstanding    4,872                   4,872
    Common stock - $.05 par value; 50,000 shares
     authorized; 1,546,360 shares issued and
      outstanding                                 77,318                  77,318
    Additional paid-in capital                12,789,826              12,789,826
    Accumulated deficit                       (9,401,138)  970,333(1)(8,430,805)

                                               3,666,715    970,333    4,637,048

                                              11,553,624   (628,846)  10,924,778



        See Notes to Pro Forma Consolidated Financial Statements (Unaudited)


                            GLOBAL CASINOS, INC.
                PROFORMA CONSOLIDATED STATEMENT OF INCOME
                               (Unaudited)

                      For the Year Ended June 30, 1999


                                 Consolidated    Adjustments     ProForma
   Revenues:
        Casino                     4,981,496     (2,311,281) (2) 2,670,215
        Bingo                      3,592,641                     3,592,641
        Food and beverage            118,329        (29,119) (2)    89,210
        Other                        376,863        (41,088) (2)   335,775

                                   9,069,329     (2,381,488)     6,687,841
   Expenses:
        Cost of sales              2,162,472        (91,743) (2) 2,070,729
        Operating, general, and
         administrative            6,227,107     (2,802,658) (2) 3,424,449
        Depreciation and
         amortization                852,601       (212,901) (2)   639,700
        Restructuring charges        267,466                       267,466
                                   9,509,646     (3,107,302)     6,402,344

   Income from operations           (440,317)       725,814        285,497
   Other income (expense):
        Interest income               36,204                        36,204
        Interest expense,
         including $37,000 to
         related party
          for the year.             (493,196)        24,300 (2)(3)(468,896)
        Net realized gain on sale
         of marketable trading
         securities                  274,390                       274,390
        Adjustment to market value
         of marketable securities    215,305                       215,305

                                      32,703         24,300         57,003

   Income/(loss) before
    extraordinary item              (407,614)       750,114        342,500
   Extraordinary item - gain
    from restructuring of debt        84,457                        84,457

   Net income/(loss)                (323,157)       750,114        426,957
   Dividends on Class B and C
    preferred stock                 (266,866)                     (266,866)

   Net income/(loss) available to
    common stockholders             (590,023)       750,114        160,091

   Income/(loss) per common share -
    basic and diluted:
   Income/(loss) from continuing
    operations                          (.44)                          .05
   Extraordinary item                    .05                           .05
   Net income/(loss) available
    to common Stockholders              (.39)                          .10

   Weighted average shares
    outstanding                    1,528,062                     1,528,062



      See Notes to Pro Forma Consolidated Financial Statements (Unaudited)


                              GLOBAL CASINOS, INC.
                    PROFORMA CONSOLIDATED STATEMENT OF INCOME
                                 (Unaudited)

                   Three Months Ended  September 30, 1999


                                      Consolidated  Adjustments   ProForma
Revenues:
   Casino                             1,154,172      (329,414)(2)    824,758
   Bingo                                929,846                      929,846
   Food and beverage                     31,847        (6,140)(2)     25,707
   Other                                 34,052       (26,180)(2)      7,872

                                      2,149,917      (361,734)     1,788,183
Expenses:
   Cost of sales                        523,673       (11,234)(2)    512,439
   Operating, general, and
    administrative                    1,494,022      (537,146)(2)    956,876
   Depreciation and amortization        246,581       (40,128)(2)    206,453

                                      2,264,276      (588,508)     1,675,768

Income from operations                 (114,359)      226,774        112,415
Other income (expense):
   Interest income                       12,692                       12,692
   Interest expense, including
    $13,000 to related parties
     as of September 30, 1999          (124,598)        7,295 (2)(3)(117,303)
   Net realized gain on sale of
    marketable trading securities       120,976                      120,976
   Adjustment to market value of
    marketable securities              (128,969)                    (128,969)
   Gain on disposition of subsidiary                  969,333 (1)    969,333
                                       (119,899)      976,628        856,729

Income/(loss) before extraordinary
 item                                  (234,258)    1,203,402        969,144
Extraordinary item - gain from
 restructuring of debt                   56,843                       56,843

Net income/(loss)                      (177,415)    1,203,402      1,025,987
Dividends on Class B and C preferred
 stock                                  (72,223)                     (72,223)

Net income/(loss) available to common
 stockholders                          (249,638)    1,203,402        953,764

Income/(loss) per common share -
 basic and diluted:
Income/(loss) from continuing operations  (0.19)                        0.59
Extraordinary item                         0.03                         0.03
Net income/(loss) available to
 common stockholders                      (0.16)                        0.62

Weighted average shares outstanding   1,546,360                    1,546,360



     See Notes to Pro Forma Consolidated Financial Statements (Unaudited)



                         GLOBAL CASINOS, INC.
                    NOTES TO PRO FORMA CONSOLIDATED
                   FINANCIAL STATEMENTS (UNAUDITED)



NOTE A-The pro forma adjustments to the consolidated balance sheet are as follows:

1) To reflect the sale of Global Pelican N.V. casino subsidiary stock pursuant to the Stock Purchase
     Agreement, effective as of December 30, 1999, as a pro forma adjustment as of the September 30, 1999 interim date.

     The components of the sale transaction and related adjustments to assets and liabilities excluded from the sale are as follows:

    Pelican Casino Balance Sheet as of 9/30/99:
                Cash                                   $ 115,767
                Accounts Receivable, net of
                 allowance for doubtful
                 accounts of $78,316                      46,447
                Inventory                                  2,000
                Prepaid Rent                              77,800
                Furniture and Equipment                  566,068
                Accumulated Depreciation                (332,685)
                Other Current Assets                      13,000
                Restricted Cash                          140,449

                    Total Assets                       $ 628,846

                Accounts payable                          20,712
                Accrued expenses:
                   Wages and taxes                       298,557
                   Casino license fees                 1,278,081
                   Interest                                1,829
                Current Portion of Long-term Debt         41,888

                    Total Liabilities                $ 1,641,067
                   Excess of Liabilties over Assets    1,012,221

     Assets and Liabilities Excluded from the Sale:
                Uncollected Markers, net of
                 allowance for doubtful
                 accounts of $69,200                           0
                Current portion of Long-term debt
                 retained by Global Casinos              (41,888)
     Adjusted Excess of Liabilities over Assets        $ 970,333

     Sale Price of Stock                                  (1,000)
     Gain on Disposition of Subsidiary                $  969,333




                       GLOBAL CASINOS, INC.
                 NOTES TO PRO FORMA CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED)


NOTE B-The pro forma adjustments to the consolidated statements of income are as follows:

2) To reflect the sale of Pelican Casino subsidiary stock pursuant to the Stock Purchase
     Agreement, effective as of December 30, 1999, assuming it was recorded at the beginning of year ended June 30, 1999.

     The condensed statement of income for the subsidiary for the year ended June 30, 1999 and the three months ended
     September 30, 1999 are as follows:

                                     Year Ended       Three Months Ended
                                     June 30,1999     September 30,1999

      Revenues:
           Casino                     $ 2,311,281      $ 329,414
           Food and Beverage               29,119          6,140
           Other                           41,088         26,180

                                        2,381,488        361,734
      Expenses:
           Cost of sales                   91,743         11,234
           Operating, general, and
            administrative              2,802,658        537,146
           Depreciation and
            amortization                  212,901         40,128

                                        3,107,302        588,508
      Loss from operations               (725,814)      (226,774)
      Other income (expense):
           Interest expense               (14,957)        (6,279)
      Net loss available to common
       stockholders                   $  (740,771)    $ (233,053)


3) To adjust consolidated interest expense for reduction in borrowings required to fund Pelican operating losses:

    Interest on Long-term
    debt @ 10.74 % and 11.21 %,
    respectively                            9,343          1,016


                     GLOBAL CASINOS, INC.

                NOTES TO PRO FORMA CONSOLIDATED
                FINANCIAL STATEMENTS (UNAUDITED)


NOTE C-Earnings or loss per share

  Basic income or loss per share represents the net income or loss available to common stockholders divided by the weighted average number of common shares outstanding during the year. Diluted income or loss per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the income or losses of the entity.

  The Company's operating history of losses has resulted in an average market price per common share that is substantially lower than the conversion prices on the existing convertible preferred stock, stock options, stock warrants, and convertible promissory notes of $1.00 to $5.00 per share. As a result of this situation, issuance of any additional common stock could result in a reduction of total common shares outstanding, which would have the effect of increasing the income per share on a diluted basis.

  Convertible preferred stock, stock options, stock warrants and convertible promissory notes are not considered in the calculation for the years ended June 30, 1999 and the three months ended September 30, 1999 as the impact of the potential common shares would be to either increase the income per share or decrease the loss per share. Therefore, diluted income or loss per share is equivalent to basic income or loss per share.


                            SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GLOBAL CASINOS, INC.


Date:    January 14, 2000    By: /s/ Stephen G. Calandrella
                                 Stephen G. Calandrella, President


                         INDEX TO EXHIBITS

Exhibit A-1.   Stock Purchase Agreement dated as of December 30th,1999
               by and between ARUFINANCE, N.V., an Aruba Corporation, (Buyer), and GLOBAL CASINOS, INC., a Utah Corporation,
               (Seller).